                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


        Date of Report (Date of earliest event reported): May 12, 1999
                                                           ------------




                        CHEC ASSET RECEIVABLE CORPORATION
                        ---------------------------------
               (Exact name of Registrant as Specified in Charter)

Nevada                              333-54027             75-277-0582
------                              ---------             -----------
(State or Other                     (Commission           (IRS Employer
(Jurisdiction of Incorporation)     File Number)          Identification No.)



                 2728 North Harwood Street, Dallas, Texas 75201
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 981-5045
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.
         ------------

Filing of Computational Materials and Consent of Independent Accountants.
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Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC
Asset Receivable Corporation (the "Depositor") will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 1999-2, Centex Home Equity Loan Asset-Backed Certificates, Series 1999-2 (the "Certificates").

In connection with the offering of the Certificates of the Depositor, Lehman Brothers Inc. prepared certain materials (the "Computational Materials"), some or all of which were distributed by Lehman Brothers Inc., Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) and Salomon Smith Barney Inc. (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1. The legends which Banc of America Securities LLC and Salomon Smith Barney Inc. placed on the Computational Materials are attached hereto as Exhibit 99.2 and
Exhibit 99.3, respectively.

Also filed hereby is the consent of PricewaterhouseCoopers LLP, independent accountants, attached hereto as Exhibit 23.1.


Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c) Exhibits

             Exhibit No.
             -----------


             23.1 Consent of PricewaterhouseCoopers LLP, independent
                  accountants.
             99.1 Computational Materials.
             99.2 Legend of Banc of America Securities LLC for Computational
                  Materials.
             99.3 Legend of Salomon Smith Barney Inc. for Computational
                  Materials.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHEC ASSET RECEIVABLE CORPORATION
                                  ---------------------------------
                                             (Registrant)


                                  By: /s/ Anthony H. Barone
                                      -------------------------
                                      Name:   Anthony H. Barone
                                      Title:  President

Date:  May 18, 1999


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                                  EXHIBIT INDEX

                                                           Sequentially
Exhibit Number         Description                         Numbered Page
--------------         -----------                         -------------

     23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.
     99.1              Computational Materials.
     99.2              Legend of Banc of America Securities LLC for
                       Computational Materials.
     99.3              Legend of Salomon Smith Barney Inc. for Computational
                       Materials.


                                       -2-